Exhibit 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nokia Corporation (the “Company”) on Form 20-F for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2014	/s/ RISTO SIILASMAA
	Name:	Risto Siilasmaa
	Title:	Chairman and interim Chief Executive Officer

Date: April 30, 2014	/s/ TIMO IHAMUOTILA
	Name:	Timo Ihamuotila
	Title:	Chief Financial Officer and interim President